SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2006



                              GENERAL DEVICES, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                      000-03125                 21-0661726
         --------                     -----------              --------------
State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



                  3 Trowbridge Drive, Bethel, Connecticut 06801

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 798-1080.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Philip Anderson notified the registrant on December 8, 2006 that he is resigning as a director of the registrant effective December 8, 2006.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENERAL DEVICES, INC.

                                              By: /s/ Damien R. Tanaka
                                              -------------------------
                                              Damien R. Tanaka
                                              Chairman, President and CEO

Dated: December 8, 2006